Exhibit 99.1
Penumbra, Inc. Reports Third Quarter 2024 Financial Results

ALAMEDA, Calif., Oct. 30, 2024 /PRNewswire/ -- Penumbra, Inc. (NYSE: PEN), the world’s leading thrombectomy company, today reported financial results for the third quarter ended September 30, 2024.
•Revenue of $301.0 million in the third quarter of 2024, an increase of 11.1% or 10.9% in constant currency1, compared to the third quarter of 2023.
•U.S. thrombectomy revenue of $162.1 million in the third quarter of 2024 increased 21.2% and 5.4% compared to the third quarter of 2023 and second quarter of 2024, respectively, led by growth in our U.S. VTE franchise, which grew 32% compared to the third quarter of 2023.
•Income from operations of $35.4 million and Non-GAAP income from operations1 of $40.3 million in the third quarter of 2024.
•Net income of $29.5 million and adjusted EBITDA1 of $56.7 million or net income margin of 9.8% and adjusted EBITDA margin of 18.8% in the third quarter of 2024.
Third Quarter 2024 Financial Results
Total revenue increased to $301.0 million for the third quarter of 2024 compared to $270.9 million for the third quarter of 2023, an increase of 11.1%, or 10.9% in constant currency1. The United States represented 75.2% of total revenue and international represented 24.8% of total revenue for the third quarter of 2024. Revenue from the U.S. increased 16.2% while revenue from our international regions decreased 1.9%, or 2.5% in constant currency1. Revenue from sales of our global thrombectomy products grew to $204.1 million in the third quarter of 2024, an increase of 14.0%, or 13.8% in constant currency1 over the same period a year ago, driven primarily by the sales of our U.S. thrombectomy products which increased by 21.2% over the same period a year ago. Revenue from sales of our global embolization and access products grew to $96.9 million for the third quarter of 2024, an increase of 5.5%, or 5.2% in constant currency1 from the same period a year ago, driven primarily by our U.S. embolization and access products which increased by 5.3% from the same period a year ago.

Gross profit for the third quarter of 2024 was $200.3 million, or 66.5% of total revenue compared to $177.7 million, or 65.6% of total revenue, for the third quarter of 2023. Gross margin is impacted by product mix, regional mix, and production initiatives to support demand and create future efficiencies. As such, with favorable product mix, improvement in productivity, and by leveraging our fixed costs on higher volume of new product sales during the year, our gross margin may be positively impacted in the future.

Total operating expenses, including $5.0 million of one-time expenses in connection with the wind down of the Immersive Healthcare business during the third quarter of 2024, were $164.9 million, or 54.8% of total revenue for the third quarter of 2024. This compares to total operating expenses of $165.1 million, or 60.9% of total revenue for the third quarter of 2023, which included a one-time $18.2 million expense associated with the acquisition of in-process research and development (“IPR&D”) and a $2.4 million amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition. Excluding the charges noted above, total non-GAAP operating expenses1 were $160.0 million, or 53.1% of total revenue, for the third quarter of 2024, and $144.5 million, or 53.3% of total revenue for the third quarter of 2023. R&D expenses were $25.2 million for the third quarter of 2024, compared to $21.0 million for the third quarter of 2023. SG&A expenses were $139.7 million for the third quarter of 2024, compared to $125.9 million for the third quarter of 2023.

Income from operations was $35.4 million for the third quarter of 2024, compared to income from operations of $12.6 million for the third quarter of 2023. Excluding one-time expenses in connection with the wind down of the Immersive Healthcare business, non-GAAP income from operations1 was $40.3 million for the third quarter of 2024. This compares to non-GAAP income from operations of $33.2 million for the third quarter of 2023, which excludes the one-time expense associated with the acquired IPR&D and the amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition.

Full Year 2024 Financial Outlook
The Company reiterates guidance for total revenue for 2024 to be in the range of $1,180.0 million to $1,200.0 million. The Company now expects the U.S. thrombectomy franchise will grow 24% to 25% year-over-year, compared to 23% to 25% previously. Excluding

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

the impact from the Immersive Healthcare impairments, the Company also continues to expect gross margin expansion in the range of 100 to 150 basis points and total non-GAAP operating margin expansion in the range of 100 to 200 basis points in 2024 compared to full year 2023.
Webcast and Conference Call Information
Penumbra, Inc. will host a conference call to discuss the third quarter 2024 financial results after market close on Wednesday, October 30, 2024 at 4:30 PM Eastern Time. The conference call can be accessed live over the phone by dialing (888) 596-4144 for domestic and international callers (conference id: 5872954), or the webcast can be accessed on the “Events and Presentations” section under the “Investors” tab of the Company’s website at: www.penumbrainc.com. The webcast will be available on the Company’s website for at least two weeks following the completion of the call.
About Penumbra
Penumbra, Inc., the world’s leading thrombectomy company, is focused on developing the most innovative technologies for challenging medical conditions such as ischemic stroke, venous thromboembolism such as pulmonary embolism, and acute limb ischemia. Our broad portfolio, which includes computer assisted vacuum thrombectomy (CAVT), centers on removing blood clots from head-to-toe with speed, safety and simplicity. By pioneering these innovations, we support healthcare providers, hospitals and clinics in more than 100 countries, working to improve patient outcomes and quality of life. For more information, visit www.penumbrainc.com and connect on Instagram, LinkedIn, and X.

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures in this press release: a) constant currency, b) non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, and non-GAAP diluted earnings per share (“EPS”) and c) adjusted EBITDA.

Constant Currency. The Company’s constant currency revenue disclosures estimate the impact of changes in foreign currency rates on the translation of the Company’s current period revenue as compared to the applicable comparable period in the prior year. This impact is derived by taking the current local currency revenue and translating it into U.S. dollars based upon the foreign currency exchange rates used to translate the local currency revenue for the applicable comparable period in the prior year, rather than the actual exchange rates in effect during the current period. It does not include any other effect of changes in foreign currency rates on the Company’s results or business.

Non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, and non-GAAP diluted EPS. The adjustments to the GAAP financial measures reflect the exclusion of:

•the effect of the amortization of finite lived intangible assets acquired in connection with the Sixense acquisition over their estimated useful lives;
•the one-time expense associated with the acquisition of IPR&D in the third quarter of 2023;
•the excess tax benefits associated with share-based compensation arrangements;
•non-recurring litigation related expenses;
•non-cash long-lived asset impairment related to the impairment of our Immersive Healthcare asset group; and
•one-time expenses in connection with the wind down of the Immersive Healthcare business.

Adjusted EBITDA. The Company's adjusted EBITDA reflects the exclusion from GAAP net income (loss) of:

•non-cash operating charges such as stock-based compensation, depreciation and amortization, and impairment charges;
•non-operating items such as the one-time expense associated with the acquisition of IPR&D, interest income, interest expense, and provision for (benefit from) income taxes;
•non-recurring litigation related expenses; and
•one-time expenses in connection with the wind down of the Immersive Healthcare business.

Full reconciliation of these non-GAAP measures to the most comparable GAAP measures is set forth in the tables below.

Our management believes the non-GAAP financial measures disclosed in this press release are useful to investors in assessing the operating performance of our business and provide meaningful comparisons to prior periods and thus a more complete understanding of our business than could be obtained absent this disclosure. Specifically, we consider the change in constant currency revenue as a useful metric as it provides an alternative framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. We consider non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, and non-GAAP diluted EPS useful metrics as they provide an alternative framework for assessing how our underlying business performed excluding non-cash long-lived asset impairment related to the impairment of our Immersive Healthcare asset group, the one-time expense associated with the acquisition of IPR&D in the third quarter of 2023, the amortization expense of finite lived intangible assets acquired in connection with the Sixense acquisition, the excess tax benefits associated with share-based compensation arrangements, expenses related to certain litigation matters that we have determined are not a normal or recurring part of our business, including settlement costs and legal fees, and one-time expenses in connection with the wind down of the Immersive Healthcare business. Further, we consider adjusted EBITDA a useful metric as it provides an alternative framework for assessing how our underlying business performed excluding non-cash operating charges such as stock-based compensation, depreciation and amortization, and impairment charges, non-operating items such as the one-time expense associated with the acquisition of IPR&D, interest income, interest expense, and provision for (benefit from) income taxes, non-recurring litigation related expenses, and one-time expenses in connection with the wind down of the Immersive Healthcare business.

The non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures included in this press release, and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements
Except for historical information, certain statements in this press release are forward-looking in nature and are subject to risks, uncertainties and assumptions about us. Our business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to: failure to sustain or grow profitability or generate positive cash flows; failure to effectively introduce and market new products; delays in product introductions; significant competition; inability to further penetrate our current customer base, expand our user base and increase the frequency of use of our products by our customers; inability to achieve or maintain satisfactory pricing and margins; manufacturing difficulties; permanent write-downs or write-offs of our inventory or other assets; product defects or failures; unfavorable outcomes in clinical trials; inability to maintain our culture as we grow; fluctuations in foreign currency exchange rates; potential adverse regulatory actions; and the potential impact of any acquisitions, mergers, dispositions, joint ventures or investments we may make. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 22, 2024. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. Any forward-looking statements are based on our current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

Penumbra, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$280,476	$167,486
Marketable investments	10,548	121,701
Accounts receivable, net	176,051	201,768
Inventories	393,413	388,023
Prepaid expenses and other current assets	31,265	36,424
Total current assets	891,753	915,402
Property and equipment, net	59,919	72,691
Operating lease right-of-use assets	180,923	188,756
Finance lease right-of-use assets	28,888	31,092
Intangible assets, net	6,920	71,056
Goodwill	166,355	166,270
Deferred taxes	105,851	85,158
Other non-current assets	38,514	25,880
Total assets	$1,479,123	$1,556,305
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$33,151	$27,155
Accrued liabilities	105,550	110,555
Current operating lease liabilities	12,068	11,203
Current finance lease liabilities	2,416	2,231
Total current liabilities	153,185	151,144
Non-current operating lease liabilities	189,960	197,229
Non-current finance lease liabilities	22,245	23,680
Other non-current liabilities	9,453	5,308
Total liabilities	374,843	377,361
Stockholders’ equity:
Common stock	38	39
Additional paid-in capital	1,079,193	1,047,198
Accumulated other comprehensive loss	(963)	(3,151)
Retained earnings	26,012	134,858
Total stockholders’ equity	1,104,280	1,178,944
Total liabilities and stockholders’ equity	$1,479,123	$1,556,305

Penumbra, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$301,039	$270,946	$879,097	$773,843
Cost of revenue	100,733	93,228	334,823	278,192
Gross profit	200,306	177,718	544,274	495,651
Operating expenses:
Research and development	25,205	20,958	74,773	62,481
Sales, general and administrative	139,737	125,920	426,052	376,433
Acquired in-process research and development	—	18,215	—	18,215
Impairment charge	—	—	76,945	—
Total operating expenses	164,942	165,093	577,770	457,129
Income (loss) from operations	35,364	12,625	(33,496)	38,522
Interest and other income, net	4,414	679	10,026	2,970
Income (loss) before income taxes	39,778	13,304	(23,470)	41,492
Provision for (benefit from) income taxes	10,251	4,090	(3,799)	4,756
Net income (loss)	$29,527	$9,214	$(19,671)	$36,736

Net income (loss) per share:
Basic	$0.76	$0.24	$(0.51)	$0.96
Diluted	$0.75	$0.23	$(0.51)	$0.94
Weighted average shares outstanding:
Basic	38,610,805	38,462,463	38,706,809	38,324,279
Diluted	39,178,227	39,219,966	38,706,809	39,183,635

Penumbra, Inc.
Reconciliation of GAAP Operating Expenses and GAAP Income (Loss) from Operations to Non-GAAP Operating Expenses and Non-GAAP Income from Operations1
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP operating expenses	$164,942	$165,093	$577,770	$457,129
GAAP operating expenses includes the effect of the following items:
Impairment charge[2]	—	—	76,945	—
Non-recurring litigation related expenses	—	—	4,823	—
Amortization of finite lived intangible assets acquired	—	2,380	4,759	7,139
Wind down expenses[3]	4,971	—	4,971	—
Acquired IPR&D4	—	18,215	—	18,215
Non-GAAP operating expenses	$159,971	$144,498	$486,272	$431,775

GAAP income (loss) from operations	$35,364	$12,625	$(33,496)	$38,522
GAAP income (loss) from operations includes the effect of the following items:
Impairment charge[2]	—	—	76,945	—
Non-recurring litigation related expenses	—	—	4,823	—
Amortization of finite lived intangible assets acquired	—	2,380	4,759	7,139
Wind down expenses[3]	4,971	—	4,971	—
Acquired IPR&D4	—	18,215	—	18,215
Non-GAAP income from operations	$40,335	$33,220	$58,002	$63,876

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents charges associated with the impairment of the Immersive Healthcare asset group during the three months ended June 30, 2024.
3Represents one-time expenses that include severance and other costs related to the wind down of the Immersive Healthcare business during the three and nine months ended September 30, 2024.
4Represents a one-time $18.2 million expense associated with the acquisition of IPR&D during the three and nine months ended September 30, 2023.

Penumbra, Inc.
Reconciliation of GAAP Net Income (Loss) and GAAP Diluted EPS to Non-GAAP Net Income and Non-GAAP Diluted EPS1
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended September 30, 2024		Three Months Ended September 30, 2023		Nine Months Ended September 30, 2024		Nine Months Ended September 30, 2023
	Net income	Diluted EPS	Net income	Diluted EPS	Net (loss) income	Diluted EPS	Net income	Diluted EPS
GAAP net income (loss)	$29,527	$0.75	$9,214	$0.23	$(19,671)	$(0.51)	$36,736	$0.94
GAAP net income (loss) includes the effect of the following items:
Impairment charge[2]	—	—	—	—	76,945	1.96	—	—
Non-recurring litigation related expenses	—	—	—	—	4,823	0.12	—	—
Amortization of finite lived intangible assets acquired	—	—	2,380	0.07	4,759	0.12	7,139	0.18
Wind down expenses[3]	4,971	0.13	—	—	4,971	0.13	—	—
Acquired IPR&D4	—	—	18,215	0.46	—	—	18,215	0.46
Tax effects on the non-GAAP adjustments above[5]	(1,198)	(0.03)	(558)	(0.01)	(22,051)	(0.56)	(1,673)	(0.04)
Excess tax benefits related to stock compensation awards	(85)	—	(2,987)	(0.08)	(491)	(0.01)	(8,372)	(0.21)
Non-GAAP net income	$33,215	$0.85	$26,264	$0.67	$49,285	$1.25	$52,045	$1.33

GAAP diluted EPS		$0.75		$0.23		$(0.51)		$0.94
Non-GAAP diluted EPS[6]		$0.85		$0.67		$1.25		$1.33

Weighted average shares outstanding used to compute:
GAAP diluted EPS	39,178,227		39,219,966		38,706,809		39,183,635
Non-GAAP diluted EPS[6]	39,178,227		39,219,966		39,334,133		39,183,635

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents charges associated with the impairment of the Immersive Healthcare asset group during the three months ended June 30, 2024.
3Represents one-time expenses that include severance and other costs related to the wind down of the Immersive Healthcare business during the three and nine months ended September 30, 2024.
4Represents a one-time $18.2 million expense associated with the acquisition of IPR&D during the three and nine months ended September 30, 2023.
5For the three and nine months ended September 30, 2024 and 2023, management used a combined federal and state tax rate of 24.10% and 23.44%, respectively, to compute the tax effect of non-GAAP adjustments.
6For the purposes of calculating Non-GAAP diluted EPS for the nine months ended September 30, 2024, non-GAAP diluted weighted average shares outstanding of 39,334,133 was used, as the Company had non-GAAP net income in the period.

Penumbra, Inc.
Reconciliation of GAAP Net Income (Loss) and GAAP Net Income (Loss) Margin to Adjusted EBITDA and Adjusted EBITDA Margin1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP net income (loss)	$29,527	$9,214	$(19,671)	$36,736
Adjustments to GAAP net (loss) income:
Depreciation and amortization expense	4,148	6,933	19,314	20,218
Interest income, net	(3,129)	(1,123)	(9,333)	(2,516)
Provision for (benefit from) income taxes	10,251	4,090	(3,799)	4,756
Stock-based compensation expense	10,940	14,136	34,069	39,725
Impairment charge[2]	—	—	76,945	—
Non-recurring litigation related expenses	—	—	4,823	—
Wind down expenses[3]	4,971	—	4,971	—
Acquired IPR&D4	—	18,215	—	18,215
Adjusted EBITDA	$56,708	$51,465	$107,319	$117,134

Revenue	$301,039	$270,946	$879,097	$773,843
Adjusted EBITDA	$56,708	$51,465	$107,319	$117,134
GAAP net income (loss) margin	9.8%	3.4%	(2.2)%	4.7%
Adjusted EBITDA margin	18.8%	19.0%	12.2%	15.1%

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.
2Represents charges associated with the impairment of the Immersive Healthcare asset group during the three months ended June 30, 2024.
3Represents one-time expenses that include severance and other costs related to the wind down of the Immersive Healthcare business during the three and nine months ended September 30, 2024.
4Represents a one-time $18.2 million expense associated with the acquisition of IPR&D during the three and nine months ended September 30, 2023.

Penumbra, Inc.
Reconciliation of Revenue Growth by Geographic Regions to Constant Currency Revenue Growth1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended September 30,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
United States	$226,326	$194,816	$31,510	16.2%	$—	$31,510	16.2%
International	74,713	76,130	(1,417)	(1.9)%	(487)	(1,904)	(2.5)%
Total	$301,039	$270,946	$30,093	11.1%	$(487)	$29,606	10.9%

	Nine Months Ended September 30,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
United States	$654,150	$553,467	$100,683	18.2%	$—	$100,683	18.2%
International	224,947	220,376	4,571	2.1%	(595)	3,976	1.8%
Total	$879,097	$773,843	$105,254	13.6%	$(595)	$104,659	13.5%

Penumbra, Inc.
Reconciliation of Revenue Change by Product Categories to Constant Currency Revenue Growth1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended September 30,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy	$204,141	$179,080	$25,061	14.0%	$(259)	$24,802	13.8%
Embolization and Access	96,898	91,866	5,032	5.5%	(228)	4,804	5.2%
Total	$301,039	$270,946	$30,093	11.1%	$(487)	$29,606	10.9%

	Nine Months Ended September 30,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy	$595,346	$486,563	$108,783	22.4%	$(226)	$108,557	22.3%
Embolization and Access	283,751	287,280	(3,529)	(1.2)%	(369)	(3,898)	(1.4)%
Total	$879,097	$773,843	$105,254	13.6%	$(595)	$104,659	13.5%

Penumbra, Inc.
Reconciliation of Revenue Change by Product Categories and Geographic Regions to Constant Currency Revenue Growth1
(unaudited)
(in thousands, except for percentages)

	Three Months Ended September 30,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy
United States	$162,051	$133,754	$28,297	21.2%	$—	$28,297	21.2%
International	42,090	45,326	(3,236)	(7.1)%	(259)	(3,495)	(7.7)%
Total Thrombectomy	204,141	179,080	25,061	14.0%	(259)	24,802	13.8%
Embolization and Access
United States	64,275	61,062	3,213	5.3%		3,213	5.3%
International	32,623	30,804	1,819	5.9%	(228)	1,591	5.2%
Total Embolization and Access	96,898	91,866	5,032	5.5%	(228)	4,804	5.2%
Total	$301,039	$270,946	$30,093	11.1%	$(487)	$29,606	10.9%

	Nine Months Ended September 30,		Reported Change		FX Impact	Constant Currency Change
	2024	2023	$	%	$	$	%
Thrombectomy
United States	$466,064	$367,994	$98,070	26.6%	$—	$98,070	26.6%
International	129,282	118,569	10,713	9.0%	(226)	10,487	8.8%
Total Thrombectomy	595,346	486,563	108,783	22.4%	(226)	108,557	22.3%
Embolization and Access
United States	188,086	185,473	2,613	1.4%		2,613	1.4%
International	95,665	101,807	(6,142)	(6.0)%	(369)	(6,511)	(6.4)%
Total Embolization and Access	283,751	287,280	(3,529)	(1.2)%	(369)	(3,898)	(1.4)%
Total	$879,097	$773,843	$105,254	13.6%	$(595)	$104,659	13.5%

1See “Non-GAAP Financial Measures” for important information about our use of non-GAAP measures.

Investor Relations
Penumbra, Inc.
510-995-2461
investors@penumbrainc.com
Source: Penumbra, Inc.